March 1, 2025
Summary prospectus
John Hancock Diversified Macro Fund
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6) or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated March 1, 2025, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated October 31, 2024, are incorporated by reference into this summary prospectus.
Tickers
A: JDJAX	C: JDJCX	I: JDJIX	R6: JDJRX
Investment objective

To seek long-term capital appreciation.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and beginning on page 23 of the prospectus under “Sales charge reductions and waivers” or page 122 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”
Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	None	None
	(on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	1.18	1.18	1.18	1.18
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	0.19	0.19 [1]	0.19	0.07
Total annual fund operating expenses	1.62	2.37	1.37	1.25
Contractual expense reimbursement	-0.01 [2]	-0.01 [2]	-0.01 [2]	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	1.61	2.36	1.36	1.24

“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

John Hancock Diversified Macro Fund
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold				Shares Not Sold
Expenses ($)	A	C	I	R6	C
1 year	656	339	138	126	239
3 years	985	739	433	396	739
5 years	1,336	1,265	749	685	1,265
10 years	2,325	2,519	1,645	1,510	2,519
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal investment strategies

The fund pursues its investment objective by utilizing a multi-asset, quantitatively-driven investment strategy that seeks to provide exposure to diversified sources of return. The fund’s investment strategy is a directional, long and short strategy that utilizes fundamental and price-based indicators to establish return forecasts across a broad range of asset classes globally. The investment strategy incorporates a variety of models that generate macro fundamental forecasts, assess yield and earnings differentials, compare current valuations relative to historic fair value, and analyze directional price trends across markets.
The manager will allocate the fund’s assets across a range of asset classes comprising equities, fixed income, foreign currencies, and commodities. Exposure to these asset classes will be implemented by investing in derivative instruments, including futures (including equity index futures, interest rate futures, bond futures and commodity futures) and foreign currency forward contracts.
Quantitative risk management and portfolio construction techniques will be employed to control exposure across individual markets and sectors in an effort to enhance returns as well as to maintain the fund’s diversification and volatility objectives. The fund is actively managed and the fund’s asset class exposures will vary over time based on the manager’s proprietary investment models and, in part, on maintaining portfolio diversification. The fund expects to maintain exposure to all models at all times. The fund, on average, will target an annualized volatility of approximately 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index. The fund’s actual or realized volatility level for longer or shorter periods of time may be materially higher or lower depending on market conditions.
The fund is generally intended to have a low correlation to the equity and bond markets. The fund is not designed to match the performance of any hedge fund index or benchmark and may be characterized as “macro” or “multi-asset” in nature.
The fund’s use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the fund will have the potential for greater gains as well as the potential for greater losses than if the fund does not use instruments that have a leveraging effect.
Due to the fund’s use of derivative instruments such as futures, foreign currency futures and forward contracts, a significant portion of the fund’s assets will be invested directly or indirectly in money market instruments, which may include U.S. Government securities, U.S. Government agency securities, overnight and/or fixed-term repurchase agreements, money market mutual fund shares and cash and cash equivalents for use as margin or collateral for these derivative instruments. Such investments may generate income for the fund.
Investment in the Subsidiary. The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands: John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the Subsidiary). The Subsidiary is advised by the subadvisor, under the supervision of the advisor, and seeks to gain commodities exposure.
The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the Subsidiary intends to invest directly in physical commodities. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.

John Hancock Diversified Macro Fund
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and total return swaps. Foreign currency forward contracts, futures contracts, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk. Using derivatives may result in a leveraged portfolio. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value per share (NAV) to experience greater volatility. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Subsidiary investment risk. By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The Subsidiary is not subject to U.S. laws, including securities laws and their protections. Because the Subsidiary is not registered under

John Hancock Diversified Macro Fund
U.S. law, it may not be able to negotiate terms with its counterparties equivalent to those negotiated by a registered fund. Changes in applicable law could result in the inability of the Subsidiary to operate as described, and could adversely affect the fund’s investment approach.
Tax risk. The tax treatment of commodity-related investments and income from the Subsidiary may be adversely affected by future U.S. tax legislation, regulation, or guidance.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The ICE BofA 0-3 Month U.S. Treasury Bill Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time, or 888-972-8696 (Class I and Class R6) between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Best quarter:	Q1 2024	14.16%
Worst quarter:	Q1 2020	-9.00%

			Since inception
Average annual total returns (%)—as of 12/31/2024	1 year	5 year	07/29/2019
Class A (before tax)	-2.74	1.19	1.35
after tax on distributions	-2.81	-0.32	-0.24
after tax on distributions, with sale	-1.62	0.27	0.39
Class C	0.48	1.44	1.54
Class I	2.59	2.51	2.60
Class R6	2.70	2.59	2.70
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	1.25	-0.33	0.15
ICE BofA 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.30	2.48	2.44
1
The fund has designated the Bloomberg U.S. Aggregate Bond Index as its new broad-based securities market index in accordance with the revised definition for such an index.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Graham Capital Management, L.P.
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Pablo E. Calderini Co-Portfolio Manager, President and Chief Investment Officer Managed the fund since 2019	Kenneth G. Tropin Co-Portfolio Manager and Chairman Managed the fund since 2019

John Hancock Diversified Macro Fund
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6).
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2025 John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116
800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
SEC file number: 811-00560
4730SP 3/1/25